SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       October 24, 2000
                                                --------------------------------

                               CYPOST CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                  (State or Other Jurisdiction of Incorporation

000-26751                                    98-0178674
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(Commission File Number)                     (IRS Employer Identification No.)

900-1281 West Georgia Street, Vancouver, B.C.                  V6E  3J7
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(Address of Principal Executive Offices)                      (Zip Code)

                                 (604) 904-4422
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)


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Item  4.     Changes  in  Registrant's  Certifying  Accountant

     On October 24, 2000, the Board of Directors of CyPost Corporation (the "Company") decided not to re-engage the services of Arthur Andersen LLP as the Company's auditors, and to engage Hollander, Lumer & Co. LLP as the Company's independent auditors, effectively immediately.

     The report of Arthur Andersen LLP on the consolidated financial statements of the Company and subsidiaries for the year ended December 31, 1999 did not contain an adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to audit scope or accounting principles. However, the accountant's report on the Company's consolidated financial statements for the year ended December 31, 1999 was modified as to an uncertainty with an explanatory paragraph with respect to the Company's ability to continue as a going concern.

     There were no disagreements with Arthur Andersen LLP as of the date of their report, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to Arthur Andersen LLP's satisfaction, would have caused such firm reference to the subject matter of the disagreement(s) in connection with their report.

     The Company has provided Arthur Andersen LLP a copy of this Current Report on Form 8-K and has requested Arthur Andersen LLP to furnish a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree.

Item  7.     Financial  Statements  and  Exhibits

     Exhibit 1. Letter dated October 31, 2000 from Arthur Andersen LLP Addressed to the Commission.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CYPOST  CORPORATION


Date:  October 31, 2000                         By:  /s/  Robert  Adams
                                                   -----------------------------
                                                     President


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